Exhibit 10.58

PROMISSORY NOTE

May 12, 2022

1.                  Principal. For value received, as herein provided, Scilex Holding Company, a Delaware corporation (“Scilex”), promises to pay to Sorrento Therapeutics, Inc., a Delaware corporation (“Sorrento”), in accordance with Section 3 below, the aggregate principal amount of $5,000,000 pursuant to this Promissory Note (this “Note”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Bill of Sale and Assignment and Assumption Agreement, dated as of the date hereof, between Scilex and Sorrento.

2.                  Interest. Interest shall accrue on the principal amount outstanding under this Note from the date hereof until it is paid in full at a rate equal to the lesser of (a) 2.66% simple interest per annum (computed on the basis of a year of 360 days for the actual number of days, including the first day but excluding the last day, elapsed), and (b) the maximum interest rate permitted under law.

3.                  Maturity; Payment of Loan. Scilex shall pay to Sorrento on the date that is seven years from the date hereof all of the outstanding balance (including interest) hereunder and any other obligation owing to Sorrento pursuant to this Note. All payments of principal and interest in respect of this Note shall be made (a) in lawful money of the United States of America in immediately available funds, (b) shares of common stock, par value $0.0001 per share, of Scilex (or any successor parent company thereto, including Vickers Vantage Corp. I) (the “Scilex Common Stock” and any shares so issued, the “Consideration Shares”) or (c) a combination thereof, as determined by Scilex in its sole discretion, to the account or accounts as shall be designated by Sorrento in writing for such purpose. In the event Scilex determines to issue Consideration Shares, the per share value used to calculate the number of such Consideration Shares to be so issued to Sorrento shall be subject to mutual agreement of Sorrento and Scilex.

4.                  Application of Payments. Any payment under this Note shall be applied (a) first, to pay any accrued and unpaid interest on this Note, and (b) second, to repay any principal amount outstanding under this Note. Any payments made in the form of Scilex Common Stock, shall be subject to the terms and conditions set forth on Exhibit A.

5.                  Business Days. Whenever any payment on this Note shall be declared to be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note. For the purposes of this Note, “Business Day” shall mean any day other than Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of, or are in fact closed in, the State of California.

6.                  Prepayment. The obligations of Scilex arising under this Note may be prepaid in whole or in part at any time without penalty or premium.

7.                  Presentment; Waivers; Counterclaims. Scilex hereby waives presentment, demand, protest or notice of any kind in connection with this Note. The non-exercise by Sorrento of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in such particular or any subsequent instance. All payments under this Note shall be made without offset, counterclaim or deduction of any kind.

8.                   Amendment and Waiver. The provisions of this Note may be amended or waived only in a writing signed by Scilex and Sorrento.

9.                  Loss, Theft, Destruction or Mutilation of this Note. In the event of the loss, theft or destruction of this Promissory Note, upon Scilex’s receipt of a reasonably satisfactory indemnification agreement executed in favor of Scilex by Sorrento, or in the event of the mutilation of this Note, upon Sorrento’s surrender to Scilex of the mutilated Note, Scilex shall execute and deliver to Sorrento a new promissory note in form and content identical to this Note in lieu of the lost, stolen, destroyed or mutilated Note.

10.                Time of the Essence. Time is of the essence with respect to each and every provision hereof.

11.               Severability. If any term or provision of this Note is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Note or invalidate or render unenforceable such term or provision in any other jurisdiction.

12.                Headings. The headings of the various sections herein are for reference only and shall not define, modify, expand or limit any of the terms or provisions of this Note.

13.                GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

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IN WITNESS WHEREOF, Scilex has caused this Note to be duly executed and delivered by its duly authorized officers or authorized representatives, as of the day and year and at the place first written above.

SCILEX HOLDING COMPANY

By:	/s/ Jaisim Shah
Name:	Jaisim Shah
Title:	Chief Executive Officer

Exhibit a

Restricted Securities and Resale Registration Rights

1.1	Definitions. The following definitions will apply to this Exhibit A.

1.1.1.1	“Register,” “registered,” and “registration” shall refer to a registration under the Securities Act of 1933, as amended (the “Securities Act”) effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of effectiveness of such registration statement.

1.1.1.2	“Registrable Securities” means (A) Scilex Common Stock representing the Consideration Shares, and (B) any equity securities of Scilex issued or issuable directly or indirectly with respect to the securities referred to in the foregoing clause (A) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, reclassification, merger, amalgamation, arrangement, consolidation or other reorganization; provided that, such securities will cease to be Registrable Securities upon the earliest to occur of (1) when they are sold pursuant to an effective Registration Statement under the Securities Act, or (2) when they become eligible for sale without restriction pursuant to Rule 144 (including Rule 144(c)).

1.1.1.3	“Registration Expenses” means all expenses incurred by Scilex in effecting any registration pursuant to this Agreement (whether or not any registration or prospectus becomes effective or final) or otherwise complying with its obligations under this Exhibit A, including all registration, filing and listing fees, printing expenses, fees and disbursements of counsel for Scilex, blue sky fees and expenses, expenses of Scilex’s independent accountants in connection with any regular or special reviews or audits incident to or required by any such registration, but shall not include Selling Expenses.

1.1.1.4	“Selling Expenses” means all discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of financial advisors for Sorrento and all similar commissions relating to Sorrento’s disposition of Registrable Securities.

1.2	If Scilex is a publicly-traded company, within 60 days following the issuance of the Registrable Securities, Scilex shall use its commercially reasonable efforts to (i) file with the SEC, or (ii) have filed with the SEC, a resale registration statement (together with any New Resale Registration Statement (as defined below), the “Resale Registration Statement”) pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to which all of the Registrable Securities shall be included (on the initial filing or by supplement or amendment thereto) to enable the public resale on a delayed or continuous basis of the Registrable Securities by Sorrento. Scilex shall file the Resale Registration Statement on such form as Scilex may then utilize under the rules of the SEC and use its commercially reasonable efforts to have the Resale Registration Statement declared effective under the Securities Act as soon as practicable, but in no event more than the earlier of: (A) 120 days following the issuance of the Registrable Securities, and (B) four business days after the date Scilex receives written notification from the SEC that the Resale Registration Statement will not be reviewed. Scilex agrees to use its commercially reasonable efforts to maintain the effectiveness of the Resale Registration Statement, including by filing any necessary post-effective amendments and prospectus supplements, or, alternatively, by filing one or more new registration statements (each, a “New Resale Registration Statement”) relating to the Registrable Securities as required by Rule 415 under the Securities Act, continuously until the date that is the earlier of (i) three (3) years following the date of effectiveness of the Resale Registration Statement, (ii) the date on which Sorrento no longer holds any Registrable Securities covered by such Resale Registration Statement, or (iii) the date that the Registrable Securities can be sold under Rule 144 without restriction.

1.3	Provisions Relating to Registration.

(a)               Notwithstanding any other provisions of this Agreement to the contrary, Scilex shall cause (i) the Resale Registration Statement (as of the effective date of the Resale Registration Statement), any amendment thereof (as of the effective date thereof) or supplement thereto (as of its date), (A) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the SEC, and (B) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and (ii) any related prospectus, preliminary prospectus and any amendment thereof or supplement thereto, as of its date, (1) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the SEC, and (2) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, Scilex shall have no such obligations or liabilities with respect to any written information pertaining to Sorrento and furnished to Scilex by or on behalf of Sorrento specifically for inclusion therein.

(b)               Scilex shall notify Sorrento: (i) when the Resale Registration Statement, or any amendment thereto has been filed with the SEC and when the Resale Registration Statement or any post-effective amendment thereto has become effective; (ii) of any request by the SEC for amendments or supplements to the Resale Registration Statement or the prospectus included therein or for additional information; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Resale Registration Statement or the initiation of any proceedings for that purpose and of any other action, event or failure to act that would cause the Resale Registration Statement not to remain effective; and (iv) of the receipt by Scilex of any notification with respect to the suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose.

(c)               Promptly after becoming aware of such event, Scilex shall notify Sorrento of the happening of any event (a “Suspension Event”), of which Scilex has knowledge, as a result of which the prospectus included in the Resale Registration Statement as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Resale Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to Sorrento as Sorrento may reasonably request; provided, however, that, for not more than 30 consecutive Trading Days (or a total of not more than 90 Trading Days in any 12 month period), Scilex may delay, to the extent permitted by and in a manner not in violation of applicable securities laws, the disclosure of material non-public information concerning Scilex (as well as prospectus or Resale Registration Statement updating), the disclosure of which at the time is not, in the good faith opinion of Scilex, in the best interests of Scilex; provided, further, that, if the Resale Registration Statement was not filed on Form S-3, such number of days shall not include the 15 calendar days following the filing of any Current Report on Form 8-K, Quarterly Report on Form 10-Q or Annual Report on Form 10-K, or other comparable form, for purposes of filing a post-effective amendment to the Resale Registration Statement.

(d)               Upon a Suspension Event, Scilex shall give written notice (a “Suspension Notice”) to Sorrento to suspend sales of the affected Registrable Securities, and such notice shall state that such suspension shall continue only for so long as the Suspension Event or its effect is continuing and Scilex is pursuing with reasonable diligence the completion of the matter giving rise to the Suspension Event or otherwise taking all reasonable steps to terminate suspension of the effectiveness or use of the Resale Registration Statement provided, however, that the Suspension Event shall not be for more than 30 consecutive Trading Days (or a total of not more than 90 Trading Days in any 12 month period). In no event shall Scilex, without the prior written consent of Sorrento, disclose to Sorrento any of the facts or circumstances giving rise to the Suspension Event. Sorrento shall not effect any sales of the Registrable Securities pursuant to such Resale Registration Statement (or such filings), at any time after it has received a Suspension Notice and prior to receipt of an End of Suspension Notice. Sorrento may resume effecting sales of the Registrable Securities under the Resale Registration Statement (or such filings), following further notice to such effect (an “End of Suspension Notice”) from Scilex. This End of Suspension Notice shall be given by Scilex to Sorrento in the manner described above promptly following the conclusion of any Suspension Event and its effect. For the avoidance of doubt, a Suspension Notice shall not affect or otherwise limit sales of affected Registrable Securities under Rule 144 or otherwise outside of the Resale Registration Statement.

(e)               Notwithstanding any provision herein to the contrary, if Scilex gives a Suspension Notice pursuant to this Section with respect to the Resale Registration Statement, Scilex shall extend the period during which the Resale Registration Statement shall be maintained effective under this Agreement by the number of days during the period from the date of the giving of the Suspension Notice to and including the date when Sorrento shall have received the End of Suspension Notice and copies of the supplemented or amended prospectus necessary to resume sales; provided however, such period of time shall not be extended beyond the date that the Registrable Securities can be sold under Rule 144 without restriction.

(f)                Scilex shall bear all Registration Expenses incurred in connection with the registration of the Registrable Securities pursuant to this Agreement; provided, however that “Registration Expenses” shall not include underwriting fees, discounts or commissions attributable to the sale of the Registrable Securities or any legal fees and expenses of counsel to Sorrento.

(g)               Notwithstanding anything to the contrary contained in this Agreement, Scilex shall not be required to include Registrable Securities in the Resale Registration Statement unless Sorrento, following reasonable advance written request by Scilex, furnishes to Scilex, at least 10 business days prior to the scheduled filing date of the Resale Registration Statement, an executed stockholder questionnaire in the form attached hereto as Annex I.

1.4	Indemnification With respect to Registration.

(a)               In the event of the offer and sale of the Registrable Securities held by Sorrento under the Securities Act, Scilex agrees to indemnify and hold harmless Sorrento and its directors, officers, employees, affiliates and agents and each Person who controls Sorrento within the meaning of the Securities Act or the Exchange Act of 1934, as amended (the “Exchange Act”), (collectively, the “Sorrento Indemnified Parties”) from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof to which each Sorrento Indemnified Party may become subject under the Securities Act or the Exchange Act, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Resale Registration Statement or in any amendment thereof, in each case at the time such became effective under the Securities Act, or in the preliminary prospectus or other information that is deemed, under Rule 159 promulgated under the Securities Act to have been conveyed to Scilex of securities at the time of sale of such securities (“Disclosure Package”), in the prospectus or in any amendment thereof or supplement thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Disclosure Package or any prospectus, in the light of the circumstances under which they were made) not misleading, and shall reimburse, as incurred, the Sorrento Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that Scilex shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in the Resale Registration Statement, the Disclosure Package, any prospectus or in any amendment thereof or supplement thereto in reliance upon and in conformity with written information pertaining to Sorrento and furnished to Scilex by or on behalf of such Sorrento Indemnified Party specifically for inclusion therein; provided further, however, that Scilex shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Disclosure Package, where (A) such statement or omission had been eliminated or remedied in any subsequently filed amended prospectus or prospectus supplement (the Disclosure Package, together with such updated documents, the “Updated Disclosure Package”), the filing of which Sorrento had been notified in accordance with the terms of this Agreement, (B) such Updated Disclosure Package was available at the time Sorrento sold Registrable Securities under the Resale Registration Statement, (C) such Updated Disclosure Package was not furnished by Sorrento to the Person asserting the loss, liability, claim, damage or liability, or an underwriter involved in the distribution of such Registrable Securities, at or prior to the time such furnishing is required by the Securities Act, and (D) the Updated Disclosure Package would have cured the defect giving rise to such loss, liability, claim, damage or action; and provided further, however, that this indemnity agreement will be in addition to any liability that Scilex may otherwise have to such Sorrento Indemnified Party. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Sorrento Indemnified Parties and shall survive the transfer of the Registrable Securities by Sorrento.

(b)               As a condition to including any Registrable Securities to be offered by Sorrento in any registration statement filed pursuant to this Agreement, Sorrento agrees to indemnify and hold harmless Scilex, each of its directors, each of its officers who signs the Resale Registration Statement, as well as any officers, employees, affiliates and agents of Scilex, and each Person, if any, who controls Scilex within the meaning of the Securities Act or the Exchange Act (a “Scilex Indemnified Party”) from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which a Scilex Indemnified Party may become subject under the Securities Act or the Exchange Act, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Resale Registration Statement or in any amendment thereof, in each case at the time such became effective under the Securities Act, or in any Disclosure Package, prospectus or in any amendment thereof or supplement thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Disclosure Package or any prospectus, in the light of the circumstances under which they were made) not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to Sorrento and furnished to Scilex by or on behalf of Sorrento specifically for inclusion therein; and, subject to the limitation immediately preceding this clause, shall reimburse, as incurred, the Scilex Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Sorrento, or any such director, officer, employees, affiliates and agents and shall survive the transfer of such Registrable Securities by Sorrento, and Sorrento shall reimburse Scilex, and each such director, officer, employees, affiliates and agents for any legal or other expenses reasonably incurred by them in connection with investigating, defending, or settling and such loss, claim, damage, liability, action, or proceeding. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of Scilex or any such director, officer, employees, affiliates and agents and shall survive the transfer by Sorrento of such Registrable Securities.

(c)               Promptly after receipt by a Sorrento Indemnified Party or a Scilex Indemnified Party (each, an “Indemnified Party”) of notice of the commencement of any action or proceeding (including a governmental investigation), such Indemnified Party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve the indemnifying party from liability under Section unless and to the extent it did not otherwise learn of such action and the indemnifying party has been materially prejudiced by such failure. In case any such action is brought against any Indemnified Party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Party (who shall not, except with the consent of the Indemnified Party, be counsel to the indemnifying party), and after notice from the indemnifying party to such Indemnified Party of its election so to assume the defense thereof the indemnifying party will not be liable to such Indemnified Party under this Section for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such Indemnified Party in connection with the defense thereof; provided, however, if such Indemnified Party shall have been advised by counsel that there are one or more defenses available to it that are in conflict with those available to the indemnifying party (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the Indemnified Party), the reasonable fees and expenses of such Indemnified Party’s counsel shall be borne by the indemnifying party. In no event shall the indemnifying party be liable for the fees and expenses of more than one counsel (together with appropriate local counsel) at any time for any Indemnified Party in connection with any one action or separate but substantially similar or related actions arising in the same jurisdiction out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the Indemnified Party (not to be unreasonably withheld or delayed), effect any settlement of any pending or threatened action in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party unless such settlement (i) includes an unconditional release of such Indemnified Party from all liability on any claims that are the subject matter of such action, and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any Indemnified Party. If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an Indemnified Party, then each indemnifying party shall contribute to the amount paid or payable by such Indemnified Party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in this Exhibit A, in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and the Indemnified Party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Scilex on the one hand or Sorrento or Sorrento Indemnified Party, as the case may be, on the other, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any action or claim that is the subject of this Exhibit A. The parties agree that it would not be just and equitable if contributions were determined by pro rata allocation (even if Sorrento was treated as one entity for such purpose) or any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding any other provision of this Exhibit A, Sorrento shall not be required to contribute any amount in excess of the amount by which the net proceeds received by Sorrento from the sale of the Registrable Securities pursuant to the Resale Registration Statement exceeds the amount of damages that Sorrento has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(d)               The agreements contained in this Section shall survive the sale of the Registrable Securities pursuant to the Resale Registration Statement, and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any Indemnified Party.

1.5	Resale Restrictions. Sorrento understands that the shares of Scilex Common Stock to be issued pursuant to this Agreement have not been registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Sorrento’s representations as expressed herein. Until such time as the shares of Scilex Common Stock are registered pursuant to Exhibit A, Sorrento understands that the shares of Scilex Common Stock to be issued pursuant to this Agreement are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, Sorrento must hold the shares of Scilex Common Stock indefinitely unless they are registered with the SEC and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Sorrento acknowledges that Scilex, except as contemplated by Exhibit A, has no obligation to register or qualify the Scilex Common Stock to be issued pursuant to this Agreement for resale. Sorrento further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Scilex Common Stock and on requirements relating to Scilex which are outside of Sorrento’s control, and which Scilex is under no obligation and may not be able to satisfy.

1.6	Accredited Investor. Sorrento is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

1.7	Investment Experience. Sorrento represents that it is a sophisticated investor experienced in evaluating and investing in private placement transactions of securities of companies in similar stage of development as Scilex and acknowledges that Sorrento can bear the economic risk of its investment for an indefinite period of time, and has such knowledge and experience in financial and business matters that Sorrento is capable of evaluating the merits and risks of the investment in the Scilex Common Stock.

1.8	No General Solicitation. Neither Sorrento, nor any of Sorrento’s officers, managers, employees, agents, members or partners has either directly or indirectly, including through a broker or finder (a) engaged in any general solicitation, or (b) published any advertisement in connection with the offer and sale of the Scilex Common Stock.

1.9	Legends. Sorrento understands that the Scilex Common Stock acquired hereunder and any securities issued in respect of or exchange therefor may bear any one or more of the following legends:

1.9.1	“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS REGISTERED UNDER THE ACT OR UNLESS AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE”;

1.9.2	“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN VOLUME AND PRICING RESTRICTIONS AS SET FORTH IN AN AGREEMENT BETWEEN SCILEX AND THE REGISTERED HOLDER, OR SUCH HOLDER’S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF SCILEX. ANY TRANSFER OR ATTEMPTED TRANSFER OF ANY SHARES IN VIOLATION OF SUCH AGREEMENT IS VOID”; and

1.9.3	any legend required by the securities laws of any state to the extent such laws are applicable to the Scilex Common Stock represented by the certificate so legended.

1.10	Information; Investment Purpose. Sorrento has requested, received, reviewed and considered all the information Sorrento deems necessary, appropriate or relevant as a prudent and knowledgeable investor in evaluating the investment in Scilex Common Stock. Sorrento further represents that it has had an opportunity to ask questions of and receive answers from Scilex regarding the terms and conditions of the offering of the shares of Scilex Common Stock and the business, prospects and financial condition of Scilex necessary to verify the accuracy of any information furnished to Sorrento or to which Sorrento had access. Sorrento is acquiring the shares of Scilex Common Stock pursuant to this Agreement in the ordinary course of Sorrento’s business and for Sorrento’s own account for investment purposes only and with no present intention of distributing any Scilex Common Stock, and no arrangement or understanding exists with any other persons regarding the distribution of Scilex Common Stock.

1.11	No Brokers or Finders. Neither Sorrento nor any of its Affiliates has retained any broker or finder, agreed to pay or made any statement or representation to any Person that would entitle such Person to, any broker’s, finder’s or similar fees or commissions in connection with the transactions contemplated by this Agreement or any Ancillary Agreement.

1.12	Disclosure. None of the representations and warranties contained in this Exhibit A, the information contained in the Annex attached hereto and the written statements, documents, certificates or other items prepared and supplied to Scilex or its Affiliates by or on behalf of Sorrento in connection with the transaction contemplated hereby, contain any untrue statement of a material fact or omit a material fact necessary to make each statement contained herein or therein, in light of the circumstances in which they were made, not misleading.

Annex I
Stockholder Questionnaire

Form of Selling Stockholder Questionnaire

SCILEX HOLDING COMPANY

SELLING STOCKHOLDER NOTICE AND QUESTIONNAIRE

Schedule A

PLAN OF DISTRIBUTION